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Exhibit 10.26

FIRST AMENDMENT TO
MASTER TOWER SPACE RESERVATION AND LICENSE AGREEMENT AND TO
MASTER TOWER SPACE LICENSE AGREEMENT

        THIS FIRST AMENDMENT TO MASTER TOWER SPACE RESERVATION AND LICENSE AGREEMENT AND TO MASTER TOWER SPACE LICENSE AGREEMENT ("First Amendment") is entered into and made effective as of the latter signature date hereof (the "Effective Date") by and between AMERICAN TOWERS,  L.P., a Delaware limited partnership ("American Tower"), AMERICAN TOWERS, INC., a Delaware corporation ("ATI"), iPCS WIRELESS, INC., a Delaware corporation ("iPCS") and HORIZON PERSONAL COMMUNICATIONS, INC., an Ohio corporation ("Horizon").

RECITALS

A.
American Tower and iPCS entered into that certain Master Tower Space Reservation and License Agreement dated July 20, 2002 (the "MLA"), pursuant to which American Tower licenses to iPCS space on communication towers and ground space then owned or operated by American Tower and/or its affiliates.

B.
American Tower owns, leases, subleases, or has other property interests in Communications Towers, as defined in the MLA.

C.
ATI and Horizon entered into that certain Master Tower Space License Agreement dated June 1, 2001 ("ATI/Horizon MLA").

D.
American Tower and iPCS desire to extend the term of the MLA through December 31, 2007.

E.
ATI and Horizon desire to make a change to the terms of the ATI/Horizon MLA, as more specifically set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, American Tower, ATI, iPCS and Horizon agree to the following:

1.
MLA Term.    Effective as of February 18, 2005, Section 4.1 of the MLA is hereby amended by deleting the first sentence thereof and replacing such sentence with the following:

"The term of this Agreement (the "Term") shall commence on the date first written above ("Effective Date") and, unless terminated earlier in accordance with Section 5, shall continue until December 31, 2007."

2.
Acknowledgment of Affiliates.    ATI and Horizon hereby acknowledge that as of the Effective Date, the following entity qualifies as an Affiliate of Horizon under the ATI/Horizon MLA: Bright Personal Communications Services, LLC, an Ohio limited liability company.

3.
Entirety; Amendment.    This First Amendment, together with the MLA and the ATI/Horizon MLA, constitutes the entire agreement among the undersigned parties hereto. Any modification to this First Amendment must be in writing and signed and delivered by authorized representatives of the affected parties in order to be effective.

4.
Binding Effect.    Except as modified by this First Amendment, the MLA and the ATI/Horizon MLA, and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. In the event of any conflict between the terms contained in this First Amendment and either the MLA or the ATI/Horizon MLA, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

5.
Capitalized Terms.    Capitalized terms not defined herein shall have the meanings ascribed thereto in the MLA and the ATI/Horizon MLA, as applicable.

6.
Counterparts; Scanned.    This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one instrument. The parties agree that a scanned or electronically reproduced copy or image of this First Amendment bearing the signatures of the parties hereto shall be deemed an original and may be introduced or submitted in any action or proceeding as a competent evidence of the execution, terms and existence of this First Amendment notwithstanding the failure or inability to produce or tender an original, executed counterpart of this First Amendment and without the requirement that the unavailability of such original, executed counterpart of this First Amendment first be proven.

7.
Authority.    Each party hereto represents and warrants to the other that all necessary corporate authorizations required for execution and performance of this First Amendment have been given and that the undersigned officer of a party is duly authorized to execute this First Amendment and bind the party for which it signs.

        [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties have each executed this First Amendment as of the dates written below.

AMERICAN TOWERS, L.P., a Delaware limited partnership
By:	/s/ Steven Vondran
Name:	Steven Vondran
Title:	SVP-LAPM
Date:	March 20, 2007
AMERICAN TOWERS, INC., a Delaware corporation
By:	/s/ Steven Vondran
Name:	Steven Vondran
Title:	SVP-LAPM
Date:	March 20, 2007
iPCS WIRELESS, INC., a Delaware corporation		HORIZON PERONAL COMMUNICATIONS, INC., an Ohio corporation
By:	/s/ Craig Kinley	By:	/s/ Craig Kinley
Name:	Craig Kinley	Name:	Craig Kinley
Title:	SVP of Eng & Net Ops	Title:	SVP of Eng & Net Ops
Date:	March 13, 2007	Date:	March 13, 2007

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  Exhibit 10.26